UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2023

PONO CAPITAL THREE, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41607	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo Street, #102, Honolulu, Hawaii 96813

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (808) 892-6611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share, and one Redeemable Warrant.	PTHRU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	PTHR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	PTHRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on August 15, 2023, Pono Capital Three, Inc., a Cayman Islands exempted company (“Pono”), entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among Pono, Pono Three Merger Acquisitions Corp., a British Columbia company and wholly-owned subsidiary of Pono (“Merger Sub”) and Robinson Aircraft Ltd., d/b/a Horizon Aircraft (“Horizon”).

Pursuant to the Business Combination Agreement, prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), Pono will redomesticate as a British Columbia company, and at the Closing, Merger Sub will amalgamate (the “Amalgamation,” together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”) with Horizon (the resulting company, “Amalco”), with Amalco being the wholly-owned subsidiary of Pono.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is an investor presentation (“Investor Presentation”) that will be used by Pono and Horizon in connection with the Business Combination.

The Investor Presentation is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. For the avoidance of doubt, Pono intends for this Form 8-K, including Exhibit 99.1, to satisfy the requirements of Rule 165(b) and Rule 425(a) under the Securities Act. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Forward Looking Statements

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Pono’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the definitive Business Combination agreement by the shareholders of Pono; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Business Combination Agreement following the announcement of the entry into the Business Combination Agreement and Business Combination; (v) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Market’s initial listing standards in connection with the consummation of the Business Combination; (vi) the effect of the announcement or pendency of the Business Combination on Horizon’s business relationships, operating results and business generally; (vii) risks that the Business Combination disrupts the current plans of Horizon; (viii) changes in the markets in which Horizon competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ix) the risk that Pono and Horizon will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (x) the ability of the parties to recognize the benefits of the Business Combination Agreement and the Business Combination; (xi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xii) statements regarding Horizon’s industry and market size; (xiii) financial condition and performance of Horizon and Pono, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of Pono’s public shareholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon; and (xiv) those factors discussed in Pono’s filings with the SEC and that that are contained in the registration statement on Form S-4 and the related proxy statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement on Form S-4 and the related proxy statement and other documents to be filed by Pono from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Horizon and Pono may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of Horizon or Pono gives any assurance that Horizon and Pono will achieve their respective expectations.

Additional Information and Where to Find It

In connection with the Business Combination Agreement and the Business Combination, Pono has filed materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”), which includes a preliminary proxy statement/prospectus of Pono, and will file other documents regarding the Business Combination with the SEC. Pono will mail a final prospectus and definitive proxy statement and other relevant documents after the SEC completes its review. Pono shareholders are urged to read the Form S-4 and the preliminary proxy statement/prospectus and any amendments thereto, and when available, the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the Business Combination, because these documents will contain important information about Pono, Horizon, and the Business Combination. The final prospectus and definitive proxy statement will be mailed to shareholders of Pono as of a record date to be established for voting on the Business Combination. Shareholders of Pono will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Pono without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and Pono’s other filings with the SEC can also be obtained, without charge, by directing a request to Pono Capital Three, Inc., 643 Ilalo St. #102, Honolulu, Hawaii 96813, (808) 892-6611. The information contained in, or that can be accessed through, Horizon’s website is not incorporated by reference in, and is not part of, this report.

No Offer or Solicitation

This current report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in the Solicitation

Horizon and Pono and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the Business Combination. Pono shareholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Pono in Pono’s initial public offering prospectus, which was declared effective the SEC on February 9, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Pono’s shareholders in connection with the Business Combination will be included in the definitely proxy statement/prospectus the Pono intends to file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Description
99.1	Investor Presentation, dated November 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL THREE, INC.

Date: November 29, 2023	By:	/s/ Davin Kazama
	Name:	Davin Kazama
	Title:	Chief Executive Officer

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